Stein Roe Advisor Trust
            Advisor Growth Stock Fund

Revised Supplement to Prospectus dated October 15, 1997

	Liberty Financial Investments, Inc. (the "Distributor")as extended the period for which the Distributor will pay financial service firms 100% of the applicable initial sales charge attributable to Class A share purchases and a commission equal to 4.50% on Class
B share purchases, through January 31, 1998.

This Revised Supplement is Dated Jan. 2, 1998